EXHIBIT 10.3
                                                                    ------------

                                     FORM OF
                        INCENTIVE STOCK OPTION AGREEMENT



GRANTED TO:                         [name of employee]

DATE OF GRANT:                      [date]

GRANTED PURSUANT TO:                Weiner's Stores, Inc. 1999
                                    Stock Incentive Plan

NUMBER OF UNDERLYING SHARES:        [number of shares]

EXERCISE PRICE:                     [exercise price]

VESTING    SCHEDULE:                [brief description of vesting
                                    schedule]


           1. This Incentive Stock Option Agreement (the "Agreement") is made and entered into as of [ date ] (the "Date of Grant") between Weiner's Stores, Inc., a Delaware corporation (the "Company") and [ name of employee ] (the "Employee"). It is the intent of the Company and the Employee that the Option (as defined in Paragraph 2 below) shall qualify as an "incentive stock option" ("ISO") under Section 422 of the Internal Revenue Code of 1986, as amended from time to time, but the Company makes no warranty as to the qualification of the Option as an ISO. Moreover, to the extent that the aggregate fair market value of the shares with respect to which the Option and all other ISOs granted to the Employee by the Company are exercisable for the first time during any calendar year exceeds $100,000, such options shall not qualify as ISOs.

           2. The Employee is granted an option to purchase [ number of shares ] shares of Weiner's Stores, Inc. Common Stock (the "Option"). The Option is granted under the Weiner's Stores, Inc. 1999 Stock Incentive Plan (the "Plan"), a copy of which is enclosed herewith, and is subject to the terms of the Plan and of this Agreement. Capitalized terms not defined herein shall have the meanings ascribed thereto in the Plan [or, if not defined therein, in the employment agreement between the Company and the Employee]. The Option granted hereunder is a matter of separate inducement and is not in lieu of salary or other compensation for the Employee's services.

           3. The Option's Exercise Price is $__________ per share.

           4. Subject to Paragraphs 5 and 6 below, the Option shall become exercisable according to the vesting schedule set forth below:

                      [percentage of shares] shall become exercisable on [date] and shall remain exercisable until [date]; and

                      [percentage of shares] shall become exercisable on [date] and shall remain exercisable until [date].

[Optional provisions:]

Notwithstanding anything contained in this Agreement to the contrary, the entire Option shall immediately become exercisable on the date of a change in control of the Company and shall remain exercisable until the 10th anniversary of the

Date of Grant. For purposes of this Agreement, [whether a change in control of the Company has occurred shall be determined by applying the corresponding provision in the Employee's employment agreement that determines whether a change in control of the Company has occurred] [or] [a change in control of the Company shall occur when any "person" (as such term is used in Sections 3(a)(9) and 13(d) of the Exchange Act) becomes a "beneficial owner" (as such term is used in Rule 13d-3 under the Exchange Act) of more than 50 percent of the Voting Stock of the Company, except as may otherwise be provided for in a confirmed plan of reorganization. For purposes of this Paragraph 4, "Voting Stock" shall mean capital stock of any class or classes having general voting power under ordinary circumstances, in the absence of contingencies, to elect the directors of a corporation].

           5. The Option, unless sooner terminated or exercised in full, shall expire on the 10th anniversary of the Date of Grant and, notwithstanding anything herein to the contrary, no portion of the Option may be exercised after such date.

           6. (a) Death of Employee. In the event of the death of the Employee, the unexercisable portion of the Option held by the Employee on the date of the Employee's death shall immediately become exercisable as of such date and the entire Option held by the Employee on such date shall remain exercisable until the earlier of (i) the end of the 12-month period following the date of the Employee's death or (ii) the date the Option would otherwise expire.

           (b) Retirement of Employee. If the Employee's employment is terminated due to retirement, the unexercisable portion of the Option held by the Employee on the date of the Employee's retirement shall immediately be forfeited by the Employee as of such date, and the exercisable portion of the Option held by the Employee on such date shall remain exercisable until the earlier of (i) the end of the 3-month period following the date of the Employee's retirement or (ii) the date the Option would otherwise expire.

           (c) Termination of Employee's Employment for Cause or Voluntary Termination of Employment. If the Employee's employment is terminated (i) by the Company or any of its subsidiaries for Cause or (ii) by the Employee without Good Reason (other than due to death, Disability or retirement), the entire Option (both the exercisable and unexercisable portions of the Option) held by the Employee on the date of the termination of his or her employment shall immediately be forfeited by the Employee as of such date.

           (d) Termination of Employee's Employment Due to Disability, or Without Cause, or for Good Reason. If the Employee's employment is terminated
(i) due to Disability, (ii) by the Company or any of its subsidiaries without Cause or (iii) by the Employee for Good Reason, the unexercisable portion of the Option held by the Employee on the date of the termination of his or her employment shall immediately become exercisable as of such date and the entire Option held by the Employee on such date shall remain exercisable until the earlier of (x) the end of the 3-month period following the date of the termination of the Employee's employment, or (y) the date the Option would otherwise expire.

           (e) Definitions. For purposes of this Agreement, the definitions of the terms "Cause," "Good Reason" and "Disability" shall be the same definitions of such terms as defined in the Employee's employment agreement with the Company as in effect; if there is no employment agreement between the Company and the Employee in effect, the definitions of the terms "Cause," "Good Reason" and "Disability" are set forth on Exhibit A attached hereto.

           7. During the Employee's lifetime, the Option shall not be subject in any manner to alienation, anticipation, sale, assignment, pledge, encumbrance or other transfer and shall be exercisable only by the Employee. Upon the death of the Employee, (i) the Option shall be exercisable only by the executor or administrator of the estate of the deceased Employee or the person or persons to whom the deceased Employee's rights with respect to the Option shall pass by will or the laws of descent and distribution and (ii) the Option shall be exercisable (x) during the period specified in Paragraph 6(a) above, if the Employee's employment terminated as a result of his or her death, or (y) during the same period that the Option would have been exercisable by the Employee if he or she had survived, if the Employee's death occurred after the Employee's employment terminated.

           8. The Employee may exercise the Option regardless of whether any other option that the Employee has been granted by the Company remains unexercised. In no event may the Employee exercise the Option for a fraction of a share or for less than 100 shares.

           9. Any exercise of the Option shall be in writing addressed to the Corporate Secretary of the Company at the principal place of business of the Company, specifying the Option being exercised and the number of shares to be purchased. The Option's Exercise Price shall be paid by the Employee on the date the Option is exercised in cash or, if permitted by the Committee in its sole discretion, in shares of Common Stock owned by the Employee or by a combination of cash and previously owned shares. Any shares of Common Stock delivered in payment of the Exercise Price shall be valued at their then Fair Market Value.

           10. By his or her acceptance of this Agreement, the Employee agrees to reimburse the Company for any taxes required by any government to be withheld or otherwise deducted and paid by the Company with respect to the issuance or disposition of the shares subject to the Option. In lieu thereof, the Company shall have the right to withhold the amount of such taxes from any other sums due or to become due from the Company to the Employee. The Company may, in its discretion, hold the stock certificate or certificates to which the Employee is entitled upon the exercise of the Option as security for the payment of such withholding tax liability, until cash sufficient to pay that liability has been accumulated. In addition, at any time that the Company becomes subject to a withholding obligation under applicable law with respect to the exercise of a Nonqualified Stock Option (the "Tax Date"), except as set forth below, a holder of a Nonqualified Stock Option may elect to satisfy, in whole or in part, the holder's related personal tax liabilities (an "Election") by (a) directing the Company to withhold from shares issuable in the related exercise either a specified number of shares or shares having a specified value (in each case not in excess of the related personal tax liabilities), (b) tendering shares previously issued pursuant to the exercise of an Award or other shares of the Company's Common Stock owned by the holder or (c) combining any or all of the foregoing Elections in any fashion. An Election shall be irrevocable. The withheld shares and other shares of Common Stock tendered in payment shall be valued at their Fair Market Value on the Tax Date. The Committee may disapprove of any Election, suspend or terminate the right to make Elections or provide that the right to make Elections shall not apply to particular shares or exercises. The Committee may impose any additional conditions or restrictions on the right to make an Election as it shall deem appropriate, including any limitations necessary to comply with Section 16 of the Exchange Act.

           11. The Employee shall not have any of the rights of a stockholder with respect to the shares of Common Stock underlying the Option until the Option is exercised and the Employee receives such shares.

           12. If the Company, in its sole discretion, shall determine that it is necessary, to comply with applicable securities laws, the certificate or certificates representing the shares purchased pursuant to the exercise of the Option shall bear an appropriate legend in form and substance, as determined by the Company, giving notice of applicable restrictions on transfer under or with respect to such laws.

           13. The Employee covenants and agrees with the Company that if, at the time of exercise of the Option, there does not exist a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the "Act"), which Registration Statement shall have become effective and shall include a prospectus that is current with respect to the shares subject to the Option, (i) that he or she is purchasing the shares for his or her own account and not with a view to the resale or distribution thereof, (ii) that any subsequent offer for sale or sale of any such shares shall be made either pursuant to (x) a Registration Statement on an appropriate form under the Act, which Registration Statement shall have become effective and shall be current with respect to the shares being offered and sold, or (y) a specific exemption from the registration requirements of the Act and any rules or regulations thereunder and any applicable state securities laws and regulations, but in claiming such exemption, the Employee shall, prior to any offer for sale or sale of such shares, obtain a favorable written opinion from counsel for or approved by the Company as to the applicability of such exemption and (iii) that the Employee agrees that the certificate or certificates evidencing such shares shall bear a legend to the effect of the foregoing.

           14. This Agreement is subject to all terms, conditions, limitations and restrictions contained in the Plan, which shall be controlling in the event of any conflicting or inconsistent provisions.

           15. This Agreement is not a contract of employment and the terms of the Employee's employment shall not be affected hereby or by any agreement referred to herein except to the extent specifically so provided herein or therein. Nothing herein shall be construed to impose any obligation on the Company to continue the Employee's employment, and it shall not impose any obligation on the Employee's part to remain in the employ of the Company.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

           IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date written below.

                                        WEINER'S STORES, INC.


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------


ACCEPTED:


-------------------------------
Signature of Employee


-------------------------------
Name of Employee (please print)

Date:
     --------------------------

                                    EXHIBIT A
                                    ---------



           The terms "Cause," "Good Reason," and "Disability" shall have the meanings set forth below:

           I.   "Cause" shall mean:

                (1)  fraud;

                (2) material dishonesty relating to the conduct of the business of the Company or dishonesty which does not relate to the conduct of the business of the Company which adversely affects the Company or the Employee's ability to manage the business of the Company;

                (3) the Employee engages in conduct that constitutes willful gross neglect or willful gross misconduct in carrying out the Employee's duties as an employee, resulting, in either case, in material economic harm to the Company, other than:

                      (A) conduct which is the result of the Employee's exercise of reasonable business judgment which merely differs from the business judgment of the Company's chief executive officer; or

                      (B) any act or omission which in the Employee's reasonable and good faith belief was in or not opposed to the best interests of the Company;

                (4)  embezzlement;

                (5) chronic alcoholism or chronic drug dependency that in either case precludes the Employee from performing his or her duties as an employee of the Company; or

                (6) the conviction of, or plea of guilty or nolo contendere to, a felony or any crime involving (i) securities or commodities laws violations or (ii) moral turpitude.

           II. "Good Reason" shall mean the occurrence of any of the following events within the 30-day period preceding the termination of employment by the
Employee:

                 (1) a reduction of the Employee's base salary (other than any reduction applicable to management employees generally);

                (2) a material reduction in the Employee's position, duties or responsibilities with respect to his or her employment by the Company without the Employee's prior consent;

                (3) a change in the Employee's principal work location by more than 50 miles and more than 50 miles from the Employee's principal place of abode as of the date of such change in job location without the Employee's prior consent; or

                (4) the failure of the Company to obtain the assumption in writing of its obligations to pay any earned compensation under the Plan by any purchaser or other transferee of all or substantially all of the assets of the Company within 15 days after a merger, consolidation, sale or similar transaction.

           III. "Disability" shall mean a disability as determined under the Company's then existing long-term disability plan or program.